                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  JULY 12, 1995
                                                          -------------

                           ORION CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                    1-7801                95-6069054
       --------                   ---------              ----------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)


                  600 Fifth Avenue
                  New York, New York                10020-2302
                  --------------------------------------------
          (Address of principal executive offices)  (Zip Code)


               Registrant's telephone number, including area code

                                 (212) 332-8080
                                 --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.          Other Events.

         The exhibits listed in the Index to Exhibits under Item 7 below are filed for the purpose of incorporating them into Orion's Registration Statement on Form S-3 declared effective August 12, 1994 (File No. 33-53759).

Set forth below is Item 14 of Part II of Registration Statement No. 33-53759:

ITEM 14.         OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the registrant's expenses with respect to the issuance and distribution of the securities being registered. Except for the SEC Registration Fee, all amounts shown are estimates:

         Securities and Exchange Commission filing fee          $ 34,483
         Printing and engraving fees and expenses                 25,000
         Accounting fees and expenses                             50,000
         Legal fees and expenses                                 205,000
         Blue sky fees and expenses                               25,000
         Trustee's Fees and Expenses                               6,500
         Rating Agency fees                                       86,250
         Miscellaneous                                            10,000
                                                                 -------
                 TOTAL                                          $442,233
                                                                 -------

Item 7.

                 (c) The exhibits accompanying this report are listed in the Index to Exhibits below.





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                 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ORION CAPITAL CORPORATION


Date:  July 14, 1995                       By: /s/ Michael P. Maloney
                                               ------------------------------
                                               Name: Michael P. Maloney
                                               Title: Vice President, General
                                                      Counsel and Secretary

                               Index to Exhibits

Number                    Description                                    Method of Filing
- ------                    -----------                                    ----------------
1                         Underwriting Agreement                         Filed herewith.
                          for Orion Capital
                          Corporation's 7-1/4%
                          Senior Notes due 2005

4.9                       Senior Debt Indenture                          Filed herewith.
                          relating to the 7-1/4%
                          Senior Notes due 2005 of
                          Orion Capital Corporation
                          with State Street Bank
                          and Trust Company of
                          Connecticut, National
                          Association, Trustee

4.9(a)                    First Supplemental                             Filed herewith.
                          Indenture to the
                          Indenture referred to
                          in Exhibit 4.9 above.

4.9(b)                    Form of Global 7-1/4%                          Filed herewith.
                          Senior Notes of Orion
                          Capital Corporation